UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026 (June 22, 2026)

Ridgepost Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 1000, Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RPC	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Effective June 22, 2026, Ridgepost Capital, LLC, a Delaware limited liability company (“Ridgepost LLC”) and a subsidiary of Ridgepost Capital, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of all the issued and outstanding equity interests of Stellus Capital Management, LLC, a Delaware limited liability company (“Stellus”) in accordance with the terms and conditions of the previously announced interest purchase agreement, dated February 4, 2026, between Ridgepost LLC, certain entities affiliated with Stellus, and certain direct and indirect equityholders of Stellus (the “Transaction”), as previously disclosed in the Company’s Current Report on Form 8-K filed on June 22, 2026 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Stellus and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Stellus would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Stellus as of and for the year ended December 31, 2025 are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The consent of KPMG LLP, Stellus' independent auditor, is attached as Exhibit 23.1 to this Amendment No. 1.

The unaudited consolidated financial statements of Stellus as of March 31, 2026 and for the period from January 1, 2026 through March 31, 2026 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of and for the three months ended March 31, 2026, giving effect to the Transaction as if it had occurred on March 31, 2026,and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025, giving effect to the Transaction as if it had occurred on January 1, 2025, are filed as Exhibit 99.3 hereto and are incorporated by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statement of Stellus Capital Management LLC as of and for the year ended December 31, 2025
99.2	Unaudited consolidated financial statement of Stellus Capital Management LLC as of March 31, 2026 and for the period from January 1, 2026 through March 31, 2026.
99.3	Unaudited pro forma financial information as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ridgepost Capital, Inc.

Date: September 4, 2026	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer